EXHIBIT 10.4
                                ESCROW AGREEMENT
                                ----------------


     This Escrow Agreement (this "Agreement") is made as of December 31, 2002, by and between PW PREFERRED YIELD FUND II, L.P., a Delaware limited partnership (the "Partnership"), and PEMBROKE FINANCIAL LIMITED PARTNERSHIP, a Massachusetts limited partnership, as Escrow Agent ("Escrow Agent").

1.  Establishment  of  Escrow  Account;  Actions  of  Escrow  Agent.
-------------------------------------------------------------------

     (a) Pursuant to the terms of a Plan of Dissolution and Liquidation dated as of December 31, 2002 (the "Plan") by and among the Partnership, Pembroke Financial Limited Partnership, as Managing General Partner of the Partnership (the "Managing General Partner"), and General Equipment Management II, Inc., a Delaware corporation, as Administrative General Partner of the Partnership (the "Administrative General Partner," and together with the Managing General Partner, the "General Partners"), the Partnership hereby deposits  with  the  Escrow  Agent the assets more fully described on Schedule A
                                                                      ----------
hereto to be held in escrow by the Escrow Agent. The Escrow Agent accepts said assets and agrees to establish and maintain a separate account (the "Escrow Account") therefor in its capacity as Escrow Agent pursuant to the terms of this Agreement.

     (b) The General Partners shall, from time to time, provide joint written instructions to the Escrow Agent relating to the sale or other disposition of Permitted Investments (as hereinafter defined) and distributions from the Escrow Account, in furtherance of and in accordance with the Plan.

2.  Investment.
--------------

     (a) The Escrow Agent agrees to hold and distribute assets in accordance with the instructions of the General Partners referenced in Section 1(b) above and to invest and reinvest funds in the Escrow Account, but only upon written instructions signed by the General Partners, in one or more of the following investments (the "Permitted Investments") from time to time:

     (i) Direct obligations of, or obligations the timely payment of principal and interest on which are unconditionally guaranteed by, the United States of America;

     (ii) Repurchase agreements with a counterparty rated A-1 or better by Standard & Poors Ratings Service and P-1 by Moody's Investors Service, and involving securities of the type described in (i) above; or

     (iii) Money market funds rated in the highest applicable category by Standard & Poors Ratings Service and Moody's Investors Service.

     (b) The parties recognize and agree that the Escrow Agent will not provide supervision, recommendations or advice relating to either the investment of the Escrow Account or the purchase, sale, retention or other disposition of any asset in the Escrow Account or any Permitted Investment.

     (c) Interest and other earnings on Permitted Investments shall be added to the Escrow Account. Any loss or expense incurred as a result of an investment will be borne by the Escrow Account. In the event that the Escrow Agent does not receive directions to invest funds held in the Escrow Account, the Escrow Agent shall invest such funds in the Pegasus U.S. Government Securities Cash Management Fund or a successor or similar fund which invests in
(i) short-term securities issued or guaranteed by the United States Government, its agencies or instrumentalities and/or (ii) repurchase agreements relating to such securities.

     (d) The Escrow Agent is hereby authorized to execute purchases and sales of Permitted Investments through the facilities of its own trading or capital markets operations. The Escrow Agent shall send statements to each of the General Partners quarterly reflecting activity for the Escrow Account for the preceding calendar year. Although the Partnership recognizes that it may obtain a broker confirmation or written statement containing comparable information at no additional cost, the Partnership hereby agrees that confirmations of Permitted Investments are not required to be issued by the Escrow Agent for each quarter in which a quarterly statement is rendered. However, no statement need be rendered for the Escrow Account if no activity occurred for such quarter.

3.  Concerning  the  Escrow  Agent.
----------------------------------

     Notwithstanding any provision contained herein to the contrary, the Escrow Agent, including its officers, directors, employees and agents, shall, in its capacity as Escrow Agent:

     (a) not be liable for any action taken or omitted under this Agreement so long as it shall have acted in good faith and without gross negligence;

     (b) have no responsibility to inquire into or determine the genuineness, authenticity, or sufficiency of any securities, checks, or other documents or instruments submitted to it in connection with its duties hereunder;

     (c) be entitled to deem the signatories of any documents or instruments submitted to it hereunder as being those purported to be authorized to sign such documents or instruments on behalf of the parties hereto, and shall be entitled to rely upon the genuineness of the signatures of such signatories without inquiry and without requiring substantiating evidence of any kind;

     (d) be entitled to refrain from taking any action contemplated by this Agreement in the event that it becomes aware of any disagreement between the parties hereto as to any facts or as to the happening of any contemplated event precedent to such action;

     (e) have no responsibility or liability for any diminution in value of any assets held hereunder which may result from any investments or reinvestment made in accordance with any provision which may be contained herein;

     (f) be entitled to compensation for its services hereunder as per EXHIBIT A attached hereto, which is made a part hereof, and for reimbursement of its out-of-pocket expenses including, but not by way of limitation, the fees and costs of attorneys or agents which it may find necessary to engage in performance of its duties hereunder, all to be paid by the Partnership, and the Escrow Agent shall have, and is hereby granted, a prior lien upon any property, cash, or assets of the Escrow Account, with respect to its unpaid fees and nonreimbursed expenses, superior to the interests of any other persons or entities;

     (g) be entitled and is hereby granted the right to set off and deduct any unpaid fees and/or nonreimbursed expenses from amounts on deposit in the Escrow Account;

     (h) be under no obligation to invest the deposited funds or the income generated thereby until it has received a Form W-9 or W-8, as applicable, from the Partnership, regardless of whether such party is exempt from reporting or withholding requirements under the Internal Revenue Code of 1986, as amended;

     (i) be, and hereby is, jointly and severally indemnified and held harmless by the Partnership from all losses, costs and expenses, including attorney fees and expenses, which may be incurred by it as a result of its acceptance of the Escrow Account or arising from the performance of its duties hereunder, unless the Escrow Agent shall have been adjudged to have acted in bad faith or to have been grossly negligent, and such indemnification shall survive its resignation or removal, or the termination of this Agreement until extinguished by any applicable statute of limitations;

     (j) in the event any dispute shall arise between the parties with respect to the disposition or disbursement of any of the assets held hereunder, be permitted to interplead all of the assets held hereunder into a court of competent jurisdiction, and thereafter be fully relieved from any and all liability or obligation with respect to such interpleaded assets. The parties further agree to pursue any redress or recourse in connection with such a dispute, without making the Escrow Agent a party to same;

     (k) have only those duties as are specifically provided herein, which shall be deemed purely ministerial in nature, and shall under no circumstance be deemed, as Escrow Agent, a fiduciary for any of the parties to this Agreement. The Escrow Agent shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument or document between the other parties hereto, in connection herewith. This Agreement sets forth all matters pertinent to the escrow contemplated hereunder, and no additional obligations of the Escrow Agent shall be inferred from the terms of this Agreement or any other Agreement. IN NO EVENT SHALL THE ESCROW AGENT BE LIABLE, DIRECTLY OR INDIRECTLY, FOR ANY (i) DAMAGES OR EXPENSES ARISING OUT OF THE SERVICES PROVIDED HEREUNDER, OTHER THAN DAMAGES WHICH RESULT FROM THE ESCROW AGENT'S FAILURE TO ACT IN ACCORDANCE WITH REASONABLE COMMERCIAL STANDARDS, OR (ii) SPECIAL OR CONSEQUENTIAL DAMAGES, EVEN IF THE ESCROW AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES;

     (l) have the right, but not the obligation, to consult with counsel of choice and shall not be liable for action taken or omitted to be taken by Escrow Agent either in accordance with the advise of such counsel or in accordance with any opinion of counsel to the Partnership addressed and delivered to the Escrow Agent; and

     (m) have the right to perform any of its duties hereunder through agents, attorneys, custodians or nominees.

     Any banking association or corporation into which the Escrow Agent may be merged, converted or with which the Escrow Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Escrow Agent shall be a party, shall succeed to all the Escrow Agent's rights, obligations and immunities hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

4.  Resignation  or  Removal  of  Escrow  Agent.
-----------------------------------------------

     The Escrow Agent may resign as such following the giving of thirty (30) days' prior written notice to the General Partners. Similarly, the Escrow Agent may be removed and replaced following the giving of thirty (30) days' prior written notice to the Escrow Agent by the General Partners. In either event, the duties of the Escrow Agent shall terminate thirty (30) days after receipt of such notice (or as of such earlier date as may be mutually agreeable); and the Escrow Agent shall then deliver the balance of the moneys or assets then in its possession to a successor escrow agent as shall be appointed by the General Partners as evidenced by a written notice filed with the Escrow Agent.

     If the General Partners has failed to appoint a successor prior to the expiration of thirty (30) days following receipt of the notice of resignation or removal, the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief, and any such resulting appointment shall be binding upon all of the parties hereto.

5.  Termination.
---------------

     This Agreement shall terminate on December 31, 2003, unless earlier terminated by the General Partners and the Escrow Agent.

6.  Notices.
-----------

     Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and be given in person, by facsimile transmission, courier delivery service or by mail, and shall become effective (a) on delivery if given in person, (b) on the date of delivery if sent by facsimile or by courier delivery service, or (c) four business days after being deposited in the mails, with proper postage for first-class registered or certified mail, prepaid.

     Notices  shall  be  addressed  as  follows:

(i)     if  to  the  Partnership  or  the  General  Partners:
        ----------------------------------------------------

     PW  Preferred  Yield  Fund  II,  L.P.
     c/o  Pembroke  Financial  Limited Partnership, its Managing General Partner
      c/o  AFG  Leasing  VII  Incorporated,  its  General  Partner
1050  Waltham  Street,  Suite  310
Lexington,  MA  02421
Attention:  Vice  President
Fax  Number:  (781)  676-0059

with  a  copy  to:

General Equipment Management II, Inc., Administrative General Partner c/o UBS Paine Webber
800  Harbor  Blvd.,  3rd  Floor
Weehawken,  NJ  07086
Attention:  Timothy  Kelly
Fax  Number:  (201)  352-5306


(ii)     if  to  the  Escrow  Agent:
         ---------------------------

     Pembroke  Financial  Limited  Partnership
      c/o AFG Leasing VII Incorporated, its General Partner 1050 Waltham Street, Suite 310
Lexington,  MA  02421
Attention:  Vice  President
     Fax  Number:  (781)  676-0059

7.  Governing  Law,  Counterparts.
---------------------------------

     This Agreement shall be construed in accordance with the laws of the State of California. It may be executed in several counterparts, each one of which shall constitute an original and all collectively shall constitute but one instrument.
            [The remainder of this page is left intentionally blank.]

     IN WITNESS WHEREOF, the parties have been duly executed this Escrow Agreement as of the date first above written.

PW  PREFERRED  YIELD  FUND  II,  L.P.
By:  Pembroke  Financial  Limited  Partnership,
  its  Managing  General  Partner

 By:  PYB  Corporation
   its  General  Partner

  By:  /s/  Wayne  Engle
  Name:  Wayne  E.  Engle
 Title:  Chief  Financial  Officer

By:  General  Equipment  Management II, Inc., its Administrative General Partner

  By:  /s/  Stephen  R.  Dyer
  Name:  Stephen  R.  Dyer
 Title:  President


     PEMBROKE  FINANCIAL  LIMITED  PARTNERSHIP
     By:  PYB  Corporation
GENERAL  EQUIPMENT  MANAGEMENT  II,  INC.       its  General  Partner



By:  /s/Timothy  Kelly       By:  /s/  Wayne  Engle
Name:  Timothy  Kelly       Name:  Wayne  E.  Engle
Title:  Vice  President      Title:  Chief  Financial  Officer

                                   SCHEDULE A

                           SCHEDULE OF ESCROWED ASSETS

1. See the attached schedule of receivables dated 12/26/02, which will be replaced and updated by a schedule dated 12/31/02 reflecting all receivables actually held as of the date hereof.

2. All of the Partnership's right, title and interest in and to one or more Purchase Agreements with Manufacturer's Leasing Services Corp., as purchaser, and the Partnership, as seller, relating to certain equipment.

3. All of the Partnership's rights as a plaintiff in an action filed in December 1998 against General Motors Corporation in the Superior Court for The Commonwealth of Massachusetts relating to Master Lease Agreement No. 9108MI6433 and Rental Schedules B-4, B-5, B-8 and B-14.






..            RENTAL
--------  ------------
LESSEE      SCHEDULE      AMOUNT
--------  ------------  -----------

ACROCH    A-1           $    191.84
BALLFOS            173  $    925.90
..                  192  $  1,201.44
..                  194  $  2,103.31
..                  195  $  1,522.23
..                  210  $  3,781.97
..                  211  $ 30,214.56
..                  214  $  3,288.47
..                  215  $  1,605.93
BOZZUTO              4  $ 38,267.74
..
CHRYSLR   E-7B          $  5,250.00
..         E-7C          $  5,250.00
..         F-1           $ 20,290.64
..         F-1B          $  6,471.00
..         F-1C          $    858.60
..         G-1RN1        $173,931.93
..         Z-2A          $ 55,013.56
EDSCORP             22  $ 30,628.17
FORD        061927-RN2  $  2,760.00
..           061927-RN3  $  1,900.00
..          632983-2RN2  $  3,000.00
..          633030-2RN2  $  5,520.00
..          633030-2RN3  $  3,800.00
GMCPD     D-1           $  4,578.16
GMOTORS   A-27RN1       $    250.00
..         A-29RN1       $    250.00
..         A-30RN1       $    900.00
..         C-6RN1        $ 18,500.00
GMOTRCF   B-10RN1       $  3,898.87
..         B-8RN1        $103,110.12
JAGINC            2RL1  $  1,548.25
MILES     A-5RN2        $    595.97
PCA       B-74RN1A      $    121.46
PETSMART  A-1           $ 35,187.16
..                    .
..
..                      $ 566,717.28

                                    EXHIBIT A


                                ESCROW AGENT FEES
As payment for its services hereunder, the Escrow Agent shall be entitled only to such fees and other compensation to which the Escrow Agent would have been entitled had the Escrow Agent undertaken such services in its capacity as Managing General Partner of the Partnership, rather than as Escrow Agent.